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                                                                   Exhibit 10.25

                                    ORIGINAL

                  NON-NEGOTIABLE SUBORDINATED PROMISSORY NOTE

Deferred Payment Amount                                          April 16, 2002

     FOR VALUE RECEIVED, CBCA INC., a Delaware corporation, (together with its successors and assigns, the "Company"), hereby promises to pay to the order of USI INSURANCE SERVICES CORP, a Delaware corporation (together with its successors and assigns, "Holder"), in lawful money of the United States of America, the principal balance equal to the Deferred Payment Amount (as defined in that certain Stock Purchase Agreement, dated as of April 1, 2002, by and among Company, U.S.I. Holdings Corporation, Holder, USI Care Management, Inc., Texas Professional Administrators, Inc. and USI Prescription Benefits Management Co. (the "Acquisition Agreement")) and to pay interest on the unpaid principal amount hereof, all as provided in this Promissory Note. This Non-Negotiable Subordinated Promissory Note (the "Note") is being issued pursuant to the terms and conditions of the Acquisition Agreement and is subject to the terms and conditions thereof.

     1. Interest. The unpaid principal amount of this Note will bear simple
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interest at the rate of 8% per annum from the date hereof until paid. Interest with respect to the Deferred Payment Amount specified in the auditor's report delivered pursuant to Section 1.8(a) of the Acquisition Agreement, will be payable upon the Maturity Date (as defined below) and, as to any amount of the Deferred Payment Amount determined in accordance with the dispute resolution procedure set forth in Section 1.8(a) of the Acquisition Agreement, on the date which is five (5) days after the date whereby the final determination of the Deferred Payment Amount is made pursuant to the terms of the Acquisition Agreement. Interest will be calculated on the basis of the actual number of days elapsed over a 365 day year.

     2. Payments. The principal amount of this Note, together with interest
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accrued to the date of payment, is due and payable by Company, as to the
Deferred Payment Amount specified in the auditor's report delivered pursuant to
Section 1.8(a) of the Acquisition Agreement, on the date which is five (5) days after the sixtieth (60th) day following the one year anniversary of the Closing Date (as defined in the Acquisition Agreement)(the "Maturity Date") and, as to any any amount of the Deferred Payment Amount determined in accordance with the dispute resolution procedure set forth in such Section 1.8, on the date which is five (5) days after the date whereby the final determination of the Deferred Payment Amount is made pursuant to the terms of the Acquisition Agreement. All payments of principal and interest must be made in United States dollars in immediately available funds to the order of Holder.

     3. Subordination. The indebtedness evidenced by this Note is hereby
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expressly subordinated, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full in cash of the Company's Senior Indebtedness. For purposes of this Note, the term "Senior Indebtedness" shall mean, unless expressly subordinated to the amounts due under this Note, the principal of (and premium, if any), unpaid interest on and amounts reimbursable, fees, expenses, costs of enforcement and other amounts due in connection with,
(i) indebtedness of Company, or indebtedness of any subsidiary or affiliate of Company with respect to which Company is a guarantor, to banks, commercial finance lenders, insurance companies, or other lending institutions regularly engaged in the business of lending money, which is for money borrowed, whether or not secured, and (ii) renewals, extensions, modifications, replacements, restatements

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and refundings of any such indebtedness or obligations described in clause (i)
of this paragraph, to the extent that such renewals, extensions, modifications, replacements, restatements or refundings would otherwise constitute the type of indebtedness or obligations described in clause (i) of this paragraph; provided, however, that no indebtedness incurred by Company which causes the aggregate principal amount of such indebtedness outstanding to exceed the Maximum Amount (as defined below) (but only to the extent of such excess) shall be Senior Indebtedness (for purposes of determining any particular amount of indebtedness in this sentence, guaranties supporting Subsidiary Senior Indebtedness (as defined below) otherwise included in the determination of such particular amount shall not be included). The term "Maximum Amount" shall mean $10,000,000 minus
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any Subsidiary Senior Indebtedness (for purposes of determining any particular amount of Subsidiary Senior Indebtedness in this sentence, guaranties supporting Senior Indebtedness hereunder or guaranties supporting other Subsidiary Senior Indebtedness otherwise included in the determination of such particular amount shall not be included). The term "Subsidiary Senior Indebtedness" shall mean the aggregate principal amount of Senior Indebtedness incurred by USI Care Management, Inc., Texas Professional Administrators, Inc., USI Prescription Benefits Management Co., USI Benefits Group, Inc., Select Providers, Inc. and USI Administrators, Inc. (for purposes of this sentence the term "Senior Indebtedness" shall have the meaning given to such term in the Guaranty, dated as of the date hereof, executed by each of USI Care Management, Inc., Texas Professional Administrators, Inc., USI Prescription Benefits Management Co., USI Benefits Group, Inc., Select Providers, Inc. and USI Administrators, Inc. for the benefit of USI Insurance Services Corp).

          (a) Insolvency Proceedings. If there shall occur any receivership,
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insolvency assignment for the benefit of creditors, bankruptcy (voluntary or involuntary), reorganization, or arrangements with creditors generally (whether or not pursuant to bankruptcy or other insolvency laws), sale of all or substantially all of the assets, dissolution, liquidation, or any other marshaling of the assets and liabilities of Company (i) the holder(s) of Senior Indebtedness shall be entitled to receive payment in full in cash of all Senior Indebtedness (including any interest thereon accruing at the contract rate after the commencement of any such proceedings, whether or not allowed as a claim in such proceedings) then outstanding before Holder shall be entitled to receive any payment or distribution, whether in cash, securities or other property, in respect of the principal of, interest on or other amounts due with respect to this Note at the time outstanding, and (ii) any payment or distribution, whether in cash, securities or other property, (other than securities of Company or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated, at least to the extent provided in this
Section 3, to the payment of all Senior Indebtedness at the time outstanding and to any securities issued in respect thereof under any such plan of reorganization or readjustment), which would otherwise (but for this Section 3) be payable or deliverable in respect of the amounts due under this Note shall, to the extent of the aggregate amount, if any, remaining unpaid on account of the Senior Indebtedness, be paid or delivered directly to the holder(s) of the Senior Indebtedness (ratably according to the aggregate amounts remaining unpaid on account of the Senior Indebtedness held by each) or to a trustee or other representative for holder(s) of Senior Indebtedness.

          (b) Permitted Payments Default on Senior Indebtedness. Notwithstanding
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any provision to the contrary contained in this Note, so long as there shall not have occurred and be continuing an event of default which has been declared in writing, or is automatically effective in the case of bankruptcy or insolvency events, with respect to any Senior Indebtedness (as such event of default is defined therein or in the instrument under which it is outstanding), which event of default permits the holder to accelerate the maturity thereof (a "Senior Default"), Company shall be permitted to make, and Holder to accept and receive, scheduled payments of principal and accrued interest under this Note. Notwithstanding anything to

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the contrary contained in this Section 3, Company shall not make and Holder shall not receive any payment of any kind of amounts payable under this Note after delivery by a holder of Senior Indebtedness to Company and Holder of written notice that a Senior Default has occurred; provided, however, that such payments may thereafter be made if such holder of Senior Indebtedness consents to such payments in writing or agrees in writing that such Senior Default has been cured or waived.

          (c) Acceleration; Enforcement Rights. After delivery by a holder of
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Senior Indebtedness to Company and Holder of a written notice that a Senior
Default has occurred and prior to the payment in full in cash of the Senior Indebtedness, Holder shall have no right to accelerate the maturity of the amounts due under this Note or otherwise demand payment thereof, enforce any claim with respect to the amounts due under this Note, institute or attempt to institute any bankruptcy or insolvency proceedings against Company or otherwise to take any action against Company or Company's property without the prior written consent of each holder of Senior Indebtedness.

          (d) Turnover of Payments. Except for payments permitted under Section
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3(b), should any payment or distribution whether in cash, securities or other property, be received by Holder upon or with respect to the amounts payable under this Note by any means, including, without limitation, setoff, prior to the payment in full in cash of the Senior Indebtedness, Holder shall receive and hold the same in trust, as trustee, for the benefit of the holder(s) of the Senior Indebtedness, and shall forthwith deliver the same to the holder(s) of the Senior Indebtedness (ratably according to the aggregate amounts remaining unpaid on account of the Senior Indebtedness held by each) or to a trustee or other representative for holder(s) of Senior Indebtedness in precisely the form received for application to the Senior Indebtedness (whether or not it is then due).

          (e) Further Assurances. By acceptance of this Note, Holder agrees to
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execute and deliver customary forms of subordination agreement requested from time to time by holder(s) of Senior Indebtedness, and as a condition to Holder's rights hereunder, Company may require that Holder execute such forms of subordination agreement.

          (f) Other Indebtedness. No indebtedness which does not constitute
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Senior Indebtedness shall be senior in any respect to the indebtedness represented by this Note.

          (g) Subrogation. Subject to the payment in full in cash of all Senior
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Indebtedness and the termination of any commitments to lend under the agreements or instruments governing such Senior Indebtedness, Holder shall be subrogated to the rights of the holder(s) of such Senior Indebtedness (to the extent of the payments or distributions made to the holder(s) of such Senior Indebtedness pursuant to the provisions of this Section 3) to receive payments and distributions of assets of Company applicable to the Senior Indebtedness. No such payments or distributions applicable to the Senior Indebtedness shall, as between Company and its creditors, other than the holder(s) of Senior Indebtedness and Holder, be deemed to be a payment by Company to or on account of this Note; and for purposes of such subrogation, no payments or distributions to the holder(s) of Senior Indebtedness to which Holder would be entitled except for the provisions of this Section 3 shall, as between Company and its creditors, other than the holder(s) of Senior Indebtedness and Holder, be deemed to be a payment by Company to or on account of the Senior Indebtedness.

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          (h) No Impairment. Subject to the rights, if any, of the holder(s) of
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Senior Indebtedness under this Section 3 to receive cash, securities or other properties otherwise payable or deliverable to Holder and the other restrictions set forth in this Section 3, nothing contained in this Section 3 shall impair, as between Company and Holder, the obligation of Company, subject to the terms and conditions hereof, to pay to Holder the principal hereof and interest hereon as and when the same become due and payable.

          (i) Lien Subordination. Any lien of Holder on any assets or property
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of Company or any proceeds or revenues therefrom which Holder may have at any time as security for any amounts due and obligations under this Note shall be subordinate to all liens now or hereafter granted to a holder of Senior Indebtedness by Company or by law, notwithstanding the date or order of attachment or perfection of any such lien or the provisions of any applicable law. Until payment in full in cash of all of Company's Senior Indebtedness, Holder agrees that a holder of Senior Indebtedness may dispose of any or all of the collateral for the Senior Indebtedness held by such holder free and clear of any and all liens in favor of Holder in accordance with applicable law including taking title to such collateral after notice to Holder. Holder agrees that any such sale or other disposition by a holder of Senior Indebtedness as is necessary to satisfy in full, all of the principal of, interest on and reasonable costs of collection of the Senior Indebtedness shall be made free and clear of any lien granted to Holder provided the entire proceeds (after deducting reasonable expenses of sale) are applied to reduce the Senior Indebtedness. Upon the request of a holder of Senior Indebtedness, Holder shall execute and deliver or cause to be executed and delivered any releases or other documents and agreements that a holder of Senior Indebtedness may reasonably request to dispose of the collateral for the Senior Indebtedness free of any lien of Holder in such collateral.

          (j) Continuing Subordination. The subordination effected by these
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provisions is a continuing subordination and may not be modified or terminated by Holder until payment in full in cash of the Senior Indebtedness. At any time and from time to time, without consent of or notice to Holder, and without impairing or affecting the obligations of Holder hereunder: (i) the time for Company's performance of, or compliance with any agreement relating to Senior Indebtedness may be modified or extended or such performance may be waived; (ii) a holder of Senior Indebtedness may exercise or refrain from exercising any rights under any agreement relating to the Senior Indebtedness; (iii) any agreement relating to the Senior Indebtedness may be revised, amended or otherwise modified for the purpose of adding or changing any provision thereof or changing in any manner the rights of Company, any holder of Senior Indebtedness or any guarantor thereunder; (iv) payment of Senior Indebtedness or any portion thereof may be accelerated or extended or refunded or any instruments evidencing the Senior Indebtedness may be renewed in whole or in part; (v) any person or entity liable in any manner for payment of the Senior Indebtedness may be released by a holder of Senior Indebtedness; (vi) a holder of Senior Indebtedness may make loans or otherwise extend credit to Company whether or not any default or event of default exists with respect to such Senior Indebtedness; and (vii) a holder of Senior Indebtedness may take and/or release any lien at any time on any collateral now or hereafter securing the Senior Indebtedness and take or fail to take any action to perfect any lien at any time granted therefor, and take or fail to take any action to enforce such liens. Notwithstanding the occurrence of any of the foregoing, these subordination provisions shall remain in full force and effect with respect to the Senior Indebtedness, as the same may have been modified, extended, renewed or refunded.

          (k) Holder's Waivers. The holders of Senior Indebtedness may, at any
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time and from time to time, without the consent of or notice to the Holder, without incurring responsibility to the Holder and without impairing or releasing the subordination provided in this Section 3 or the

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obligations hereunder of the Holder to the holders of Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness, or otherwise amend or supplement in any manner Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (iii) release any person or entity liable in any manner for the collection of Senior Indebtedness; and (iv) exercise or refrain from exercising any rights against the Company and any other person or entity.

          (l) Reliance of Holder(s) of Senior Indebtedness. Holder, by its
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acceptance hereof, shall be deemed to acknowledge and agree that the foregoing subordination provisions are, and are intended to be, an inducement to and a consideration of each holder of Senior Indebtedness, whether such Senior Indebtedness was created or acquired before or after the creation of the indebtedness evidenced by this Note, and each such holder of Senior Indebtedness shall be deemed conclusively to have relied on such subordination provisions acquiring and holding or continuing to hold, such Senior Indebtedness.

     4. Miscellaneous. (a) This Promissory Note is binding on Company and its
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successors, heirs and assigns.

          (b) The terms of this Promissory Note may be amended from time to time only by the written agreement of Company and Holder.

          (c) This Promissory Note will be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.

          (d) Company hereby waives presentment, demand, notice of dishonor, protest, notice of protest and all other demands, protests and notices in connection with the execution, delivery, performance, collection and enforcement of this Promissory Note.

          (e) Holder shall not assign this Promissory Note without the prior written consent of Company, which consent shall not be unreasonably withheld.

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Company has executed this Promissory Note on the day and the year first above written.

                                         CBCA INC.


                                         BY:/s/ George D. Pillari
                                            ------------------------------------
                                         Name:  George D. Pillari
                                         Title: Chairman and CEO


Accepted and Agreed to by:


USI INSURANCE SERVICES CORP.


By: /s/ Edward Bowler
    -------------------------
Name:   Edward Bowler
Title:  CFO

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